EXHIBIT 10.1

REPURCHASE AGREEMENT

FOR PREFERRED STOCK AND SUBORDINATED NOTES

This Repurchase Agreement for Preferred Stock and Subordinated Notes (the “Agreement”), dated as of June 30, 2020, by and among GEE Group, Inc. (the “Company”), and Ronald R. Smith (“Smith”), Thrivent Financial for Lutherans (“Thrivent”), Madison Capital Funding LLC (“Madison”), and Maurice R. Harrison IV, Peter Langlois, Vincent Lombardo and Shane Parr (collectively with Smith, Thrivent and Madison, the “SNI Group Members” and, collectively with the Company, the “Parties”, and, each, a “Party”).

W I T N E S S E T H:

WHEREAS, the Company is a party to that certain Seventh Amendment dated as of April 28, 2020 (the “Seventh Amendment”), to the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017, as amended, by and among the Company, Scribe Solutions, Inc., Agile Resources, Inc. Access Data Consulting Corporation, Triad Personnel Services, Inc. Triad Logistics, Inc., Paladin Consulting, Inc., BMCH, INC., GEE Group Portfolio Inc., and SNI Companies, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto each lender named therein and MGG Investment Group LP, as administrative agent, collateral agent and term loan agent for the lenders;

WHEREAS, the Seventh Amendment contemplates that the Company will, on or before June 27, 2020, enter into definitive documentation converting to Common Stock (defined below) or otherwise satisfying the preferred stock and subordinated notes issued by the Company (the “Restructuring Transaction”); and

WHEREAS, pursuant to that certain Agreement and Plan of Merger, entered into as of March 31, 2017 by and among the Company, SNI Holdco Inc., (“SNIH”), Smith, individually and in his role as the Stockholders’ Representative, and certain other stockholders of SNIH (the “Merger Agreement”), the Company acquired SNIH by way of a merger transaction (the “Merger”), and each of the SNI Group Members acquired certain 9.5% Convertible Subordinated Notes of the Company (the “9.5% Notes”) and/or certain shares of Series B Convertible Preferred Stock, without par value per share of the Company (the “Series B Preferred Stock”); and

WHEREAS, the aggregate principal amount of 9.5% Notes issued to the SNI Group Members as part of the consideration for the Merger was $12,500,000 (the “SNI Group Notes”);

WHEREAS, on the date hereof, the aggregate principal amount of $12,500,000 is due under the SNI Group Notes (the “SNI Note Amount”); and

WHEREAS, an aggregate of 5,926,000 shares of Series B Preferred Stock were issued to the SNI Group Members as part of the consideration for the Merger, of which 5,566,843 shares are currently outstanding (the “Series B Preferred Stock Amount”); and

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WHEREAS, each of the SNI Group Members owns such aggregate principal amount of 9.5% Notes and/or such number of shares of Series B Preferred Stock as is set forth opposite the name of such SNI Group Member on Exhibit A hereto; and

WHEREAS, each of the SNI Group Members has agreed to sell the aggregate principal amount of 9.5% Notes set forth opposite his or its name on Exhibit A hereto (all of such 9.5% Notes shall be collectively referred to as, the “SNI Notes”) to the Company and to sell the shares of Series B Preferred Stock set forth opposite his or its name on Exhibit A hereto (all of such shares of Series B Preferred Stock shall be collectively referred to as, the “Repurchased Shares”), and the Company has agreed to purchase the SNI Notes and the Repurchased Shares, in each case on the terms and subject to the conditions set forth herein; and

WHEREAS, Smith owns certain 8% Convertible Subordinated Notes of the Company (“8.0% Notes” and the 8.0% Notes owned by Smith, the “Smith Notes” and the Smith Notes together with the SNI Notes, the “Notes”) in the aggregate principal amount of $1,000,000 (the “Smith Notes Amount”); and

WHEREAS, Smith owns 71,820 shares (the “Smith Series C Preferred Stock Amount”) of Series C Preferred Stock (the “Smith Series C Preferred Stock” and collectively with the Series B Preferred Stock the “Repurchased Preferred Stock”); and

WHEREAS, Smith has agreed to sell the Smith Notes and the Smith Series C Preferred Stock to the Company, and the Company has agreed to purchase from Smith all of Smith Notes and Smith Series C Preferred Stock on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

1. Purchase and Sale of SNI Notes and Repurchased Preferred Stock. Subject to the terms and conditions of this Agreement, each of the SNI Group Members hereby agrees to sell, assign, transfer and deliver to the Company, and the Company hereby agrees to purchase the SNI Notes and the Repurchased Shares from each of the SNI Group Members for and in consideration of the amounts described in Sections 1.1 and 1.2 below:

1.1. Sale of the SNI Notes. In exchange for the SNI Notes, the SNI Group Members agree to accept an aggregate amount equal to $1,114,922.81 (the “SNI Note Payment Amount”), which is calculated based on the following formula: the SNI Note Amount, divided by $5.83 (the price at which the Notes are convertible to Common Stock, times $0.52 (the closing price for the Common Stock on June 16, 2020). That formula has been applied to each of the SNI Group Members’ holdings to calculate the amount such SNI Group Member will receive of the SNI Note Payment Amount, and each such amount is set forth on Exhibit A. The SNI Note Payment Amount shall be paid by wire transfer of immediately available funds on the Closing Date (as defined in Section 4 below) to the applicable SNI Group Member. Each of the SNI Group Members agrees not to acquire any additional Notes between the date hereof and the Closing. All accrued but unpaid interest with respect to the Notes for the period ending June 30, 2020 shall also be paid no later than June 30th by wire transfer of immediately available funds to the applicable SNI Group Member and, if for any reason the Closing Date has not occurred by June 30th, all interest accruing on the Notes after the period ending June 30th through the Closing Date shall also be paid by wire transfer of immediately available funds to the applicable SNI Group Member.

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1.2. Purchase Price and Payment for Repurchased Shares. The aggregate purchase price for the Repurchased Shares shall be $2,894,238.51 (the “Series B Preferred Stock Purchase Price”), which is calculated based on the following formula: the Series B Preferred Stock Amount, divided by $4.86 (the price at which the Series B Preferred Stock is convertible to Common Stock in the Statement of Resolution Establishing Series of the Series B Preferred Stock), times $0.52 (the closing price for the Common Stock on June 16, 2020). That formula has been applied to each of the SNI Group Members’ holdings to calculate the amount such SNI Group Member will receive of the Series B Preferred Stock Purchase Price, and each such amount is set forth on Exhibit A. The Series B Preferred Stock Purchase Price shall be paid by wire transfer of immediately available funds on the Closing Date to the applicable SNI Group Member. Each of the SNI Group Members agrees not to acquire any additional Preferred Stock between the date hereof and the Closing Date.

2. Purchase and Sale of the Smith Notes and the Smith Series C Preferred Stock. Subject to the terms and conditions of this Agreement, Smith hereby agrees to sell, assign, transfer and deliver to the Company, and the Company hereby agrees to purchase, the Smith Notes and the Smith Series C Shares from Smith for and in consideration of the amounts described in Sections 2.1 and 2.2 below

2.1. Sale of the Smith Notes. In exchange for the Smith Notes, Smith agrees to accept an aggregate amount equal to $520,000 (the “Smith Note Payment Amount”), which is calculated based on the following formula: the Smith Note Amount, divided by $1.00 (the price at which the Smith Notes are convertible to Common Stock), times $0.52 (the closing price for the Common Stock on June 16, 2020). That formula has been applied to Smith’s holdings to calculate the Smith Note Payment Amount. The Smith Note Payment Amount shall be paid by wire transfer of immediately available funds on the Closing Date. Smith agrees not to acquire any additional Smith Notes between the date hereof and the Closing. All accrued but unpaid interest with respect to the Smith Notes for the period ending June 30, 2020 shall be paid on June 30th by wire transfer of immediately available funds to Smith and, if for any reason the Closing Date has not occurred by June 30th, all interest accruing on the Smith Notes after the period ending June 30th through the Closing Date shall also be paid by wire transfer of immediately available funds to Smith.

2.2. Purchase Price and Payment for Smith Series C Preferred Stock. The aggregate purchase price for the Smith Series C Preferred Stock shall be $37,346.40 (the “Smith Series C Preferred Stock Purchase Price”), which is calculated based on the following formula: the Smith Series C Preferred Stock Amount, divided by $1.00, times $0.52. That formula has been applied to the holdings of Smith to calculate the Smith Series C Preferred Stock Purchase Price. The Smith Series C Preferred Stock Purchase Price shall be paid by wire transfer of immediately available funds on the Closing Date. Smith agrees not to acquire any additional Series C Preferred Stock between the date hereof and the Closing Date.

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3. Registration Rights. On or prior to the Closing Date, the Parties shall enter into a registration rights agreement in the form annexed hereto as Exhibit B (the “Registration Rights Agreement” and collectively with this Agreement, the “Transaction Documents”) with respect to all shares of Common Stock held beneficially as of the Closing Date by the SNI Group Members or held in escrow pursuant to an escrow arrangement to which the Company and any SNI Group Member are parties (the “Registrable Shares”). The Registration Rights Agreement shall provide, among other things, that the Company, by no later than July 31, 2020, shall prepare and file with the Securities Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 covering the resale of all of the Registrable Shares. In the event that the Company is not qualified to use Form S-3, the Company shall provide the SNI Group Members with an explanation as to the reasons the Company is not so qualified to the reasonable satisfaction of the SNI Group Members’ counsel and shall use such other form as is available and is reasonably acceptable to the SNI Group Members, but any such form shall be filed no later than July 31, 2020. The Company shall use its reasonable best efforts to respond to any comments from the SEC and cause any such registration statement to become effective as soon as practicable after filing and in no event by later than the fifth business day after notification from the SEC either (i) that it does not intend to review such registration statement or (ii) that it has no further comments to such registration statement. Such registration statement will remain effective for three years from the date it becomes effective, or such earlier time as all registrable securities thereunder have been sold. In addition, the SNI Group Members shall have piggyback registration rights in respect of any registered offering undertaken by the Company or other stockholders of the Company during the three-year period following the Closing Date on a pari passu basis with any other stockholders of the Company whose shares are included in such offering pursuant to the exercise of piggyback registration rights. If any Registrable Shares held in escrow are not, for whatever reason, included in the initial filing of the shelf registration statement, the Company will, upon the release of those Registrable Shares from escrow to an SNI Group Member (provided that any such release occurs prior to the effectiveness of such registration statement) file an additional registration statement, which shall include such registrable shares. The SNI Group Members shall also be entitled to request one underwritten demand registration during the three-year period following the Closing Date. The selection of the underwriter, if any, shall be mutually agreed by the Company and the SNI Group Members. Any underwriting agreement to be entered into by the SNI Group Members related to such offering shall include customary terms and conditions.

4. Lender Approval. The Company hereby represents and warrants that it has received the written approval of MGG Investment Group LP and CM Financial SPV Ltd. to its execution and performance of the Transaction Documents.

5. Closing. The purchase and sale of the Notes and Repurchased Preferred Stock shall take place at the offices of the Company not later than June 30, 2020, or on such other date or at such other location as the parties hereto shall mutually agree (hereinafter referred to as the “Closing” or the “Closing Date”). At the Closing, each of the SNI Group Members shall sell, transfer, and assign to the Company all of the Repurchased Preferred Stock held by such SNI Group Member, evidenced by transfer power(s) duly executed in blank, on the terms and subject to the conditions set forth herein. All payments to an SNI Group Member shall be paid to such SNI Group Member in accordance with the wire instructions then provided to the Company by such SNI Group Member.

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6. Representations and Warranties of SNI Group Members. Each of the SNI Group Members severally (and for no other SNI Group Member) represents and warrants to the Company as follows:

6.1. Such SNI Group Member is the sole lawful owner of record and beneficially of the Notes set forth opposite such SNI Group Member’s name on Exhibit A hereto, free and clear of all pledges, liens, security interests, encumbrances, equities, claims and other charges of any kind whatsoever (collectively, “Encumbrances”) and has the right to sell the Notes on the terms set forth herein.

6.2. Each SNI Group Member has good and marketable title to all of the Repurchased Preferred Stock set forth opposite such SNI Group Member’s name on Exhibit A hereto, in each case, free and clear of all Encumbrances. The sale, transfer, assignment and delivery of such Repurchased Preferred Stock by such SNI Group Member pursuant to this Agreement will transfer to the Company good and marketable record and beneficial title thereto, free and clear of all Encumbrances, other than those imposed by the Company’s organizational documents or applicable law.

6.3. Such SNI Group Member has the requisite power, authority, and, in the case of any SNI Group Member that is a natural person, capacity to execute and deliver the Transaction Documents and perform all of his or its obligations hereunder and to consummate the transactions contemplated thereby. Each of the Transaction Documents is a valid and legally binding obligation of such SNI Group Member, enforceable against such SNI Group Member in accordance with its respective terms, subject to applicable laws affecting creditors’ rights and equitable principles. Each document and instrument of transfer contemplated by this Agreement will also be valid and legally binding upon such SNI Group Member in accordance with its terms, subject to applicable laws affecting creditors’ rights and equitable principles.

6.4. The execution and delivery of each of the Transaction Documents by such SNI Group Member and the consummation of the transactions contemplated thereby do not and will not with or without the giving of notice or the passage of time or both, (i) violate, conflict with or result in the breach of any organizational documents of such SNI Group Member, (ii) violate, conflict with, result in the breach or termination of, constitute a default under, or result in the right to accelerate or loss of rights under or the creation of any Encumbrance upon any assets or property of such SNI Group Member, pursuant to the terms or provisions of any contract, agreement, commitment, indenture, mortgage, deed of trust, pledge, security agreement, note, lease, license, covenant, understanding or other instrument or obligation to which such SNI Group Member is a party or by which such SNI Group Member or any of its properties or assets may be bound or affected, or (iii) violate any order, writ, injunction, judgment or decree of any court, administrative agency or governmental body binding upon such SNI Group Member.

6.5. Such SNI Group Member is not required to obtain any consent, approval or authorization of or make any declaration or filing with any governmental authority or other persons or entities as a result of such SNI Group Member’s execution or delivery of the Transaction Documents or the consummation of the transactions contemplated thereby.

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6.6. Such SNI Group Member has received all the information it considers necessary or appropriate for deciding whether to sell his or its Notes or to sell his or its Repurchased Preferred Stock to the Company pursuant to this Agreement. Such SNI Group Member acknowledges (i) that neither the Company, nor any of the Company’s Related Parties (as defined below), has made any representation or warranty, express or implied, except as set forth in this Agreement, regarding any aspect of the transactions contemplated by this Agreement or the value of the Notes or the Repurchased Preferred Stock, (ii) that such SNI Group Member is not relying upon the Company or any of the Company’s Related Parties in making its decision to sell the Notes or to sell the Repurchased Preferred Stock to the Company pursuant to this Agreement (other than the information filed by the Company with the SEC and the representations and warranties of the Company set forth in this Agreement), (iii) that the Company is relying upon the truth of the representations and warranties in this Section 6 in connection with the purchase of the Notes and the purchase of the Repurchased Preferred Stock hereunder. For purposes of this Agreement, “Related Parties” shall mean the Company’s current and former directors, officers, partners, employees, attorneys, agents, successors, assigns, stockholders, owners, representatives, predecessors, parents, affiliates, associates and subsidiaries and each of their respective affiliates.

6.7. Such SNI Group Member has had an opportunity to review the federal, state and local tax consequences of the transactions contemplated by this Agreement with its own tax advisors. Such SNI Group Member is relying solely on such advisors and not on any statements or representations of the Company or any of its respective Related Parties concerning such tax consequences. Such SNI Group Member understands that he or it (and not the Company) shall be responsible for his or its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

7. Representations and Warranties of the Company. The Company represents and warrants to the SNI Group Members as follows:

7.1. The Company has the corporate power to execute and deliver each of the Transaction Documents and perform all of its obligations thereunder and to consummate the transactions contemplated thereby. Each of the Transaction Documents is a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms subject to applicable laws affecting creditors’ rights and equitable principles. Each document and instrument of transfer contemplated by this Agreement to which the Company is a party is valid and legally binding upon the Company in accordance with its terms.

7.2. The execution and delivery of each of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby do not and will not with or without the giving of notice or the passage of time or both, (i) violate, conflict with or result in the breach of the articles of incorporation or bylaws of the Company (ii) violate, conflict with, result in the breach or termination of, constitute a default under, or result in the right to accelerate or loss of rights under or the creation of any Encumbrance upon any assets or property of the Company pursuant to the terms or provisions of any material contract, agreement, commitment, indenture, mortgage, deed of trust, pledge, security agreement, note, bond, easement, lease, license, covenant, understanding or other instrument or obligation to which such Company is a party or by which the Company or any of its properties or assets may be bound or affected, or (iii) violate any order, writ, injunction, judgment or decree of any court, administrative agency or governmental body binding upon the Company.

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7.3. Other than those consents, approvals or authorizations that have been obtained and declarations or filings that have been made and, in each case, copies of which have been provided to the SNI Group Members, neither the Company nor any of its subsidiaries is required to obtain any consent, approval or authorization of or make any declaration or filing with any governmental authority or other persons or entities in connection with the Company’s execution or delivery of the Transaction Documents or the consummation of the transactions contemplated thereby.

7.4. (i) Each other holder of Series B Preferred Stock, Series C Preferred Stock, 9.5% Notes and/or 8.0% Notes has agreed to convert such instruments into Common Stock of the Company at the same conversion rates used to set the SNI Note Payment Amount, the Series B Preferred Stock Purchase Price, the Smith Note Payment Amount and the Smith Series C Preferred Stock Purchase Price on the Closing Date and each other holder of any other class of preferred stock or subordinated notes has agreed to convert their preferred stock and subordinated notes into Common Stock of the Company on the Closing Date at the conversion rates applicable, respectively, to the Series B Preferred Stock and the 9.5% Notes; and (ii) the Company has not entered into any agreement or understanding with any other holder of Common Stock or other securities of the Company (including any other holder of Series B Preferred Stock, Series C Preferred Stock, 9.5% Notes or 8.0% Notes in respect of any Common Stock receivable by them upon conversion of such instruments) to acquire such stock or other securities, whether as part of the Restructuring Transaction or otherwise.

7.5. The conditions set forth in Section 6.19 and 6.20 of the Seventh Amendment and the identities of the independent directors appointed to the Board or proposed to be appointed to the Board and the determination of the Company whether to engage a president of operations has been (or will be prior to the Closing) publicly disclosed.

7.6. The pro forma capitalization table set forth on Exhibit C shall be the capitalization of the Company immediately following the Closing.

7.7. The Company acknowledges that each SNI Group Member is relying upon the truth of the representations and warranties in this Section 7 in connection with the purchase of the Notes and the purchase of the Repurchased Preferred Stock hereunder.

7.8. The Company has reviewed the federal, state and local tax consequences of the transactions contemplated by this Agreement with its own tax advisors. The Company is relying solely on such advisors and not on any statements or representations of any SNI Group Member or any of their representative concerning such tax consequences. The Company understands that it (and not any SNI Group Member) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

8. Survival of Representations, Warranties, Covenants and Agreements. Each party hereto covenants and agrees that his or its representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement.

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9. Indemnification by the Company. The Company covenants and agrees to indemnify, on a joint and several basis, and hold each SNI Group Member harmless from and against, and to reimburse each SNI Group Member for any claim for any losses, damages, liabilities, deficiencies and expenses (including reasonable counsel fees) incurred by such SNI Group Member after the date hereof by reason of, or arising from, any misrepresentation or breach of any representation or warranty by the Company contained in this Agreement or any failure on the part of the Company to perform any obligation or covenant required to be performed by the Company under any provision of this Agreement

10. Indemnification by SNI Group Members. Each SNI Group Member severally (and for no other SNI Group Member) covenants and agrees to indemnify and hold the Company harmless from and against, and to reimburse the Company for any claim for any losses, damages, liabilities, deficiencies and expenses (including reasonable counsel fees) incurred by the Company after the date hereof by reason of, or arising from, any misrepresentation or breach of any representation or warranty by such SNI Group Member contained in this Agreement or any failure on the part of such SNI Group Member to perform any obligation or covenant required to be performed by such SNI Group Member under any provision of this Agreement.

11. Entire Agreement; Amendments. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements among the Parties with respect to the matters provided for and supersedes any and all prior agreements, arrangements and understandings among the Parties with respect to the matters provided for herein. No alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing, signed by the Parties hereto or a duly authorized representative thereof. For the avoidance of doubt, the Company acknowledges and agrees that that certain Amended and Restated Escrow Agreement dated as of July 10, 2019 by and among the Company, Thrivent, and UMB Bank, N.A. and that certain Amended and Restated Agreement dated as of July 10, 2019 by and between the Company and Thrivent are and will continue to be in full force and effect in accordance with their terms; provided, nothing in such agreements shall preclude the purchase and sale of Thrivent’s 9.5% Notes and Series B Preferred Stock on the terms set forth in this Agreement.

12. Notices. Any notices required or permitted to be given under this Agreement shall be in writing, signed by the Party giving such notice and shall be deemed duly given when sent by registered or certified mail return receipt requested, to the other parties hereto at such Parties address set forth on the signature page hereto or at such other address as such Parties shall designate by similar notice to the other Parties.

13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law or choice of law. Each of the SNI Group Members and the Company hereby agree that the state and federal courts located in New York, New York, shall have exclusive jurisdiction and venue over all actions relating to this Agreement, and each of the SNI Group Members and the Company hereby waive the right to personal service in any such action, and consent to service of process in any manner permitted for notices in Section 12 hereof.

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14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, that (i) no SNI Group Member may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Company; and (ii) in the event the Company assigns its rights and obligations under this Agreement, the Company shall continue to remain liable for its obligations hereunder jointly and severally with such assignee.

15. Expenses. Each of the Parties party agrees to pay its own costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Registration Rights Agreement (except as may be expressly provided in the Registration Rights Agreement).

16. Further Assurances. In connection with this Agreement, each party hereto shall execute such additional documents, and take such other actions, as may be reasonably necessary or desirable to confirm or carry out and to effectuate fully the intent and purposes of this Agreement

17. Specific Performance. The Parties to this Agreement acknowledge and agree that each would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the Parties hereto agree that each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

18. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

GEE GROUP, INC.

By:
Name:	Kim Thorpe
Title:	Senior Vice President, CFO

Address: 7751 Belfort Parkway, Suite 150 Jacksonville, Florida 32256

Ronald R. Smith

Address:
___________________________________
___________________________________

THRIVENT FINANCIAL FOR LUTHERANS

By:
Name:
Title:

Address:
___________________________________
___________________________________

MADISON CAPITAL FUNDING LLC

By:
Name:
Title:

Address:
___________________________________
___________________________________

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

GEE GROUP, INC.

By:
Name:
Title:

Address: 7751 Belfort Parkway, Suite 150 Jacksonville, Florida 32256

Ronald R. Smith

Address:
___________________________________
___________________________________

THRIVENT FINANCIAL FOR LUTHERANS

By:
Name:	Geoffrey A. Huber
Title:	Senior Advisor

Address: 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402

MADISON CAPITAL PARTNERS

By:
Name:
Title:

Address:
___________________________________
___________________________________

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

GEE GROUP, INC.

By:
Name:
Title:

Address: 7751 Belfort Parkway, Suite 150 Jacksonville, Florida 32256

Ronald R. Smith

Address:
___________________________________
___________________________________

THRIVENT FINANCIAL FOR LUTHERANS

By:
Name:
Title:

Address:
___________________________________
___________________________________

MADISON CAPITAL FUNDING LLC

By:
Name:	Rob Staky
Title:	Vice President

Address: 227 West Monroe Street, Suite 5400 Chicago, IL 60606

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Peter Langlois

Address:
___________________________________
___________________________________

Vincent Lombardo

Address:
___________________________________
___________________________________

Shane Parr

Address:
___________________________________
___________________________________

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15

Maurice R. Harrison IV

Address:
___________________________________
___________________________________

Peter Langlois

Address:
___________________________________
___________________________________

Shane Parr

Address:
___________________________________
___________________________________

16

Maurice R. Harrison IV

Address:
___________________________________
___________________________________

Peter Langlois

Address:
___________________________________
___________________________________

Vincent Lombardo

Address:
___________________________________
___________________________________

Shane Parr

Address:

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EXHIBIT A

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HOLDER	NOTES	# OF COMMON SHARES, IF CONVERTED AT AGREED CONVERSION RATE	Purchase Price	SERIES B PREFERRED STOCK	# OF COMMON SHARES, IF CONVERTED AT $4.86	Purchase Price	SERIES C PREFERRED STOCK	# OF COMMON SHARES, IF CONVERTED AT $1	Purchase Price	TOTAL PURCHASE PRICE	Accrued Unpaid Interest	TOTAL PURCHASE PRICE AND ACCRUED UNPAID INTEREST
Ronald R. Smith	$1,000,000.00	1,000,000	$520,000	$20,335,046.90	4,184,166	$2,175,766.34	$71,820	71,820	$37,346.40	$2,733,112.74	$21,436.40	$2,754,549.14
Thrivent For Lutherans	$10,640,019.87	1,825,046	$949,024.07	$2,964,549.29	609,990	$317,194.57	$0.00	0	$0.00	$1,266,218.64	$252,700.47	$1,518,919.11
Madison Capital Funding LLC	$717,710.93	123,107	$64,015.38	$1,653,610.14	340,249	$176,929.48	$0.00	0	$0.00	$240,944.86	$17,045.63	$257,990.49
Maurice R. Harrison IV	$291,191.21	49,947	$25,972.46	$670,907.94	138,047	$71,784.39	$0.00	0	$0.00	$97,756.85	$6,915.79	$104,672.64
Peter Langlois	$483,138.53	82,871	$43,092.27	$1,113,153.05	229,044	$119,102.80	$0.00	0	$0.00	162,195.07	11,474.54	173,669.61
Vincent Lombardo	$135,733.84	23,282	$12,106.62	$312,731.06	64,348	$33,460.94	$0.00	0	$0.00	$45,567.56	$3,223.68	$48,791.24
Shane Parr	$232,205.62	39,829	$20,711.31	$0.00	0	$0.00	$0.00	0	$0.00	$20,711.31	$5,514.88	$26,226.19
Total	$13,500,000	3,144,082	$1,634,922.81	$27,049,998.38	5,565,843	$2,894,238.52	$71,820	71,820	$37,346.40	$4,566,507.03	$318,311.39	$4,884,818.42

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EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the 30th day of June, 2020, by and among GEE Group, Inc., (NYSE American: JOB), an Illinois  corporation  (the  “Company”), and the undersigned parties listed under SNI Holder  on the signature page hereto (each, a “SNI Holder” and collectively, the “SNI Holders”).

WHEREAS, the Company has agreed to provide registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”) regarding its shares of common stock, without par value (“Common Stock”) held or to be held by the SNI Holders, including all shares of Common Stock held by the Company in escrow for the benefit of any SNI Holder (collectively, the “Shares”). The SNI Holders are also entitled to certain registration rights regarding the Shares pursuant to the SNI Merger Agreement (as defined below), which rights are hereby superseded in their entirety by the terms of this Agreement; and

WHEREAS, in connection with Amendment No. 7 dated as of April 28, 2020 to the Revolving Credit, Term Loan and Security Agreement by and among the Company, the other borrowers named therein and the lenders party thereto, dated as of March 31, 2017 (the “Credit Agreement”), the Company provided certain registration rights under the Securities Act regarding certain shares of the Company’s Common Stock to be issued to MGG Investment Group LP (“MGG”) and CM Finance SPV Ltd. (“CM”) pursuant to registration rights agreements, each dated April 28, 2020 between the Company, on the one hand, and MGG and CM, as the case may be, on the other hand (as such may be amended from time to time, the “Credit Agreement RRAs”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Additional Effective Date” means the date that an Additional Registration Statement is declared effective by the Commission.

“Additional Effectiveness Deadline” means the date which is the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the applicable Additional Registration Statement will not be reviewed or will not be subject to further review.

“Additional Filing Date” means the date on which an Additional Registration Statement is filed with the Commission.

“Additional Filing Deadline” means the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Initial Effective Date or the most recent Additional Effective Date, as applicable.

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“Additional Registrable Securities” means, any Registrable Securities (including Cutback Shares) not previously included in the Initial Registration Statement or any Additional Registration Statement.

“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of any Additional Registrable Securities.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Closing Date” is the date on which the transactions contemplated by the Purchase Agreement are consummated.

“CM” is defined in the Recitals.

“Common Stock” is defined in the Recitals.

“Company” is defined in the preamble to this Agreement. “Credit Agreement” is defined in the Recitals.

“Credit Agreement RRAs” is defined in the Recitals.

“Cutback Shares” means any of the Shares not included in the Initial Registration Statement or all Additional Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the Commission pursuant to Rule 415.

“Demand Registration” is defined in Section 2.1.1. “Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Existing Shares” is defined in the Recitals.

“Holder Indemnified Party” is defined in Section 4.1. “Indemnified Party” is defined in Section 4.3.

“Indemnifying Party is defined in Section 4.3.

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“Initial Effectiveness Deadline” means the date which is the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Initial Registration Statement will not be reviewed or will not be subject to further review.

“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Registrable Securities.

“Jax Legacy Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 2, 2015, between the Company and JAX Legacy – Investment 1, LLC, a Florida limited liability company.

“Maximum Number of Shares” is defined in Section 2.1.4. “MGG” is defined in the Recitals.

“Notes” is defined in the Recitals “Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1. “Preferred Stock” is defined in the Recitals.

“Pro Rata” is defined in Section 2.1.4. “Purchase Agreement” is defined in the Recitals.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means the Shares. Registrable Securities also includes any shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.

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“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Shares” is defined in the Recitals.

“SNI Holder(s)” is defined in the preamble to this Agreement.

“SNI Merger Agreement” means the Agreement and Plan of Merger dated as of March 31, 2017, by and among the Company, GEE Group Portfolio Inc., a Delaware corporation and wholly-owned subsidiary of the Company, SNI Holdco Inc., a Delaware corporation, Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society Madison Capital Funding, LLC, a Delaware limited liability company and Ronald R. Smith, in his capacity as a stockholder and Ronald R. Smith in his capacity as the representative of the stockholders of SNI Holdco.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Withdrawn Offering” is defined in Section 2.1.5.

2. REGISTRATION RIGHTS.

2.1. Demand Registration.

2.1.1 Request for Registration. At any time on or after September 30, 2020, either (a) a minimum of 51% of the then outstanding Registrable Securities of the SNI Holders or their affiliates or transferees or (b) the holders of a minimum of the then 51% of the then outstanding Registrable Securities or their affiliates or transferees, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than one Demand Registration under this Section 2.1.1 in respect of all Registrable Securities.

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2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file another Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares.

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1 and shall be deemed to be a “Withdrawn Offering”.

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2.2. Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If, at any time on or after the Closing Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account(s), other than a Registration Statement on Form S-4 or Form S-8, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) business days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to Register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) business days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Notwithstanding the provisions set forth in the immediately preceding sentences, the right to a Piggy-Back Registration set forth under this Section 2.2.1 with respect to the Registrable Securities shall terminate on the third anniversary of the Closing Date.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with the Common Stock, if any, as to which Registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which Registration has been requested under this Section 2.2, and the Common Stock, if any, as to which Registration has been requested pursuant to the written contractual piggy-back Registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such Registration:

2.2.2.1 If the Registration is undertaken for the Company’s account: (A) first, the Company Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Common Stock or other securities, if any, comprised of Registrable Securities, as to which Registration has been requested pursuant to Section 2.2.1, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

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2.2.2.2 If the registration is a “demand” registration undertaken at the demand of persons other than holders of Registrable Securities, (A) first, the Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which Registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. In the event that the Company withdraws such Registration Statement, the Company shall pay the reasonable expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3. Initial Mandatory Registration.

2.3.1 Initial Registration. By no later than July 31, 2020, the Company shall prepare and file with the Commission an Initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities, other than such Registrable Securities that the SNI Holder that is the registered owner thereof has elected to not include in the Initial Registration Statement. The Company shall use its best efforts to qualify and remain qualified to register the offer and sale of the Registrable Securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto; provided, however, in the event that the Company is not qualified to use Form S-3, the Company shall provide the SNI Holders with an explanation in writing as to the reason(s) the Company is not so qualified to the reasonable satisfaction of the SNI Holders’ legal counsel and shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the holders of a majority in interest of the Registrable Securities. The Initial Registration Statement shall contain (except if otherwise directed by a holder of Registrable Securities to be included therein or if not permitted under Commission regulations or not advisable under Commission rules or guidance) the “Plan of Distribution” and “Selling Shareholder” sections in substantially the forms attached hereto as Exhibit A and Exhibit B hereto (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under Commission regulations). The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the Initial Effectiveness Deadline.

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2.3.2 Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the applicable Additional Filing Deadline, file with the Commission an Additional Registration Statement on Form S-3 covering the resale of any Additional Registrable Securities. To the extent the staff of the Commission does not permit all Additional Registrable Securities Amount to be registered on an Additional Registration Statement, the Company shall file, by no later than the applicable Additional Filing Deadline, Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until all remaining Additional Registrable Securities has been registered with the Commission. The Company shall use its best efforts to qualify and remain qualified to register the offer and sale of the Additional Registrable Securities under the Securities Act pursuant to an Additional Registration Statement on Form S-3 or any successor form thereto; provided, however, in the event the Company is not qualified to use Form S-3, the Company shall provide the SNI Holders with an explanation in writing as to the reason(s) the Company is not so qualified to the reasonable satisfaction of the SNI Holders’ legal counsel and shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the holders of a majority in interest of the Additional Registrable Securities. Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the number of Additional Registrable Securities determined as of the date such Additional Registration Statement is initially filed with the Commission. Each Additional Registration Statement shall contain (except if otherwise directed by a holder of Additional Registrable Securities to be included therein, or if not permitted under Commission regulations or not advisable under Commission rules or guidance) the “Plan of Distribution” and “Selling Shareholder” sections in substantially the forms attached hereto as Exhibit A and Exhibit B hereto (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under Commission regulations). The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the applicable Additional Effectiveness Deadline.

2.3.3 Other Securities. In no event shall the Company include any securities other than Registrable Securities and securities which may be included pursuant to existing piggyback registration rights set forth in the Credit Agreement RRAs and in the Jax Legacy Registration Rights Agreement or the shares of Common Stock issued to the holders of the Company’s 8% Convertible Subordinated Notes and Series C Convertible Preferred Stock upon the conversion thereof, on any Initial Registration Statement or Additional Registration Statement without the prior written consent of the holders of a majority in interest of the Registrable Securities to be included in such Registration Statement.

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3. REGISTRATION PROCEDURES.

3.1. Filings; Information. Whenever the Company is required to effect the Registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on Form S-3 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be Registered thereunder in accordance with the intended method(s) of distribution thereof (provided however, in the event that the Company is not qualified to use Form S-3, the Company shall provide the SNI Holders with an explanation in writing as to the reason(s) the Company is not so qualified to the reasonable satisfaction of the SNH Holders’ legal counsel), and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3. The Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy- Back Registration relates, in each case if the Company shall furnish to the holders of the Registrable Securities to be included in such Registration Statement a certificate signed by the Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders; except that, before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish, to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

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3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be Registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and, with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

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3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and holders of Registrable Securities.

3.1.8 Records. The Company shall make available, for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. Upon request, the Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. The Company shall use its reasonable best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.12 Road Show. The Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering, with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance and participation to be paid by the Company.

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3.2. Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), each holder of Registrable Securities included in any Registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3. Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1 (other than those incurred in connection with a Withdrawn Offering, which shall be paid by the Demanding Holders), any Piggy-Back Registration pursuant to Section 2.2, the Initial Registration and any Additional Registration pursuant to Section 2.3 and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a majority-in- interest of the Registrable Securities included in such registration not to exceed $25,000. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4. Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

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4. INDEMNIFICATION AND CONTRIBUTION.

4.1. Indemnification by the Company.

The Company agrees to indemnify and hold harmless each SNI Holder and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an SNI Holder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Holder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as  that of the indemnification provided above in this Section 4.1.

4.2. Indemnification by Holders of Registrable Securities.

Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

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4.3. Conduct of Indemnification Proceedings.

Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4. Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1. Rule 144.

The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1. Other Registration Rights.

The Company represents and warrants that other than pursuant to the Credit Agreement RRAs and the Jax Legacy Registration Rights Agreement, no holders of the Company’s securities other than the holders of the Registrable Securities, has any right to require the Company to register any of the Company’s share capital for sale or to include shares the Company’s share capital in any registration filed by the Company for the sale of share capital for its own account or for the account of any other person.

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6.2. Assignment; No Third Party Beneficiaries.

This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part, without the prior written consent of holders of a majority-in-interest of the Registrable Securities. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the SNI Holders or holder of Registrable Securities or of any assignee of the SNI Holders or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3. Notices.

All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided that, if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

GEE Group, Inc.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

Attention: Derek Dewan

Phone:

Email: Derek.Dewan@GEEGroup.com

with a copy to (which shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, New York, 10054

Attention: Mitchell Nussbaum

Phone: 212-407-4159

Email: mnussbaum@loeb.com

To a SNI Holder, to the address set forth below such SNI Holder’s name on the signature pages hereto.

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6.4. Severability.

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5. Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6. Entire Agreement.

This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written. This Agreement amends and supersedes in their entirety the registration rights provisions contained in the SNI Merger Agreement.

6.7. Modifications and Amendments.

No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6.8. Titles and Headings.

Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9. Waivers and Extensions.

Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

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6.10. Remedies Cumulative.

In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any SNI Holder or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11. Governing Law.

This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.12. Waiver of Trial by Jury.

Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the SNI Holders in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY: GEE GROUP, INC.

By:
Name:	Kim Thorpe
Title:	Senior Vice President, CFO

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EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock held by the selling shareholders named herein to permit the resale of these shares of common stock by the holder thereof from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling shareholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the- counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	through an exchange distribution in accordance with the rules of the applicable exchange;

•	through privately negotiated transactions;

•	through short sales;

•	through sales pursuant to Rule 144;

•	through block trades in which broker-dealers may agree with the selling shareholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

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If the selling shareholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholder or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of their shares of common stock and, if a selling shareholder defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholder and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that the selling shareholders will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

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The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[    ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that the selling shareholders will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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EXHIBIT B

SELLING SHAREHOLDERS

The shares of common stock being offered by the selling shareholders are those that were issued to the selling shareholders as prior interest payments on certain of our previously outstanding 9.5% Convertible Subordinated Notes and upon conversion of certain shares of our previously outstanding Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. We are registering the shares of common stock in accordance with the terms of a registration rights agreement between our company and the selling shareholders in order to permit the selling shareholders to offer the shares for resale from time to time.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by the selling shareholders. The second column lists the number of shares of common stock beneficially owned by the selling shareholders as of           , 20 . The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.

Each selling shareholder may sell all, some or none of its shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering1	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering	Percentage of Shares of Common Stock Owned After Offering

Ronald R. Smith (1)
Thrivent Financial for Lutherans
Madison Capital Funding LLC
Maurice R. Harrison IV
Peter Langlois
Vincent Lombardo
Shane Parr
Peter J. Tanous
Alex Stuckey
Arthur B. Laffer
Darla Moore
William Isaac
FRUS Capital, LLC
Irrevocable Living Trust of Derek E. Dewan

________________

1 Under review.

* Denotes less than one percent (1.0%).

(1)     [TO COME].

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EXHIBIT C

CAP TABLE

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GEE Group

Pro Forma Capitalization Tables

Capital Structure and Ownership Profile

Buyback Price: $ 0.52

$ in millions	3/31/2020	Conv. To Common 6/30/2020	Pro Forma Cash Buyback 6/30/2020	Cash Required for Buyback ($ in actual) 6/30/2020
Revolver	15.02	15.02	15.02	
Term Loan	41.58	42.10	42.10	
Total Senior Debt	**56.59**	**57.12**	**57.12**	
CARES Act Payroll Protection Program ("PPP")	-	19.93	19.93	
Operating Lease Liabilities	6.01	5.50	5.50	
Total Other Debt	**6.01**	**25.42**	**25.42**	
10% Convertible Subordinated Note	4.19	-	-	
Subordinated Promissory Note	1.00	-	-	
9.5% Convertible Subordinated Note	12.50	-	-	
8% Convertible Subordinated Notes (Directors and Officers)	1.00	-	-	
8% Convertible Subordinated Notes (Smith)	1.00	-	-	
Total Subordinated Debt	**19.69**	-	-	
Preferred series A stock	-	-	-	
Preferred series B stock	27.05	-	-	
Preferred series C stock	0.19	-	-	
Total Preferred Stock	**27.24**	-	-	

Supplemental Ownership Data

Common Shares outstanding			3/31/2020	Conv. To Common 6/30/2020	Pro Forma Cash Buyback 6/30/2020	Cash Required for Buyback ($ in actual) 6/30/2020
Directors and Officers			3,286,137	3,286,137	3,286,137	
JAX Legacy			193,255	193,255	193,255	
Thrivent			2,530,518	2,530,518	2,530,518	
Madison Capital Funding LLC			211,531	211,531	211,531	
SNI Management			315,691	315,691	315,691	
Smith			250,000	250,000	250,000	
Other			9,068,906	9,068,906	9,068,906	
10% Convertible Subordinated Note (JAX Legacy)	Conv. Price	5.83	-	717,839	717,839	
9.5% Convertible Subordinated Note (Thrivent)	Conv. Price	5.83	-	1,825,046	-	949,024
9.5% Convertible Subordinated Note (Madison Capital Funding LLC)	Conv. Price	5.83	-	123,107	-	64,015
9.5% Convertible Subordinated Note (Harrison)	Conv. Price	5.83	-	49,947	-	25,972
9.5% Convertible Subordinated Note (Langlois)	Conv. Price	5.83	-	82,871	-	43,093
9.5% Convertible Subordinated Note (Lombardo)	Conv. Price	5.83	-	23,282	-	12,107
9.5% Convertible Subordinated Note (Parr)	Conv. Price	5.83	-	39,829	-	20,711
Preferred series B stock (Smith)	Conv. Price	4.86	-	4,184,166	-	2,175,766
Preferred series B stock (Thrivent)	Conv. Price	4.86	-	609,990	-	317,195
Preferred series B stock (Madison Capital Funding LLC)	Conv. Price	4.86	-	340,249	-	176,929
Preferred series B stock (Harrison)	Conv. Price	4.86	-	138,047	-	71,784
Preferred series B stock (Langlois)	Conv. Price	4.86	-	229,044	-	119,103
Preferred series B stock (Lombardo)	Conv. Price	4.86	-	64,348	-	33,461
Subordinated Promissory Note (Enoch Timothy)	Conv. Price	5.83	-	171,527	-	89,194
8% Convertible Subordinated Notes / Preferred series C (D&O)	Conv. Price	1.00	-	1,093,246	1,093,246	
8% Convertible Subordinated Notes (Smith)	Conv. Price	1.00	-	1,000,000	-	520,000
Preferred series C (Smith)	Conv. Price	1.00	-	71,820	-	37,346
Total Common Shares Outstanding			**15,856,038**	**26,620,395**	**17,667,123**	**$ 4,655,702**

% of Total Common Shares outstanding	3/31/2020	Conv. To Common 6/30/2020	Pro Forma Cash Buyback 6/30/2020
Directors and Officers	20.7%	12.3%	18.6%
JAX Legacy	1.2%	0.7%	1.1%
Thrivent	16.0%	9.5%	14.3%
Madison Capital Funding LLC	1.3%	0.8%	1.2%
SNI Management	2.0%	1.2%	1.8%
Smith	1.6%	0.9%	1.4%
Other	57.2%	34.1%	51.3%
10% Convertible Subordinated Note (JAX Legacy)	0.0%	2.7%	4.1%
9.5% Convertible Subordinated Note (Thrivent)	0.0%	6.9%	0.0%
9.5% Convertible Subordinated Note (Madison Capital Funding LLC)	0.0%	0.5%	0.0%
9.5% Convertible Subordinated Note (Harrison)	0.0%	0.2%	0.0%
9.5% Convertible Subordinated Note (Langlois)	0.0%	0.3%	0.0%
9.5% Convertible Subordinated Note (Lombardo)	0.0%	0.1%	0.0%
9.5% Convertible Subordinated Note (Parr)	0.0%	0.1%	0.0%
Preferred series B stock (Smith)	0.0%	15.7%	0.0%
Preferred series B stock (Thrivent)	0.0%	2.3%	0.0%
Preferred series B stock (Madison Capital Funding LLC)	0.0%	1.3%	0.0%
Preferred series B stock (Harrison)	0.0%	0.5%	0.0%
Preferred series B stock (Langlois)	0.0%	0.9%	0.0%
Preferred series B stock (Lombardo)	0.0%	0.2%	0.0%
Subordinated Promissory Note (Enoch Timothy)	0.0%	0.6%	0.0%
8% Convertible Subordinated Notes / Preferred series C (D&O)	0.0%	4.1%	6.2%
8% Convertible Subordinated Notes (Smith)	0.0%	3.8%	0.0%
Preferred series C (Smith)	0.0%	0.3%	0.0%
Total Common Shares Outstanding	**100.0%**	**100.0%**	**100.0%**

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